NON-INTEREST BEARING PROMISSORY NOTE

THIS AGREEMENT entered as of the     th day of November, 2009.

BETWEEN:
MinQuest Inc.
4235 Christy Way, Reno, Nevada, 89519, U.S.A.

(herein called the “Holder”)
OF THE FIRST PART

AND:
Fenario, Inc.
2533 N. Carson Street, Suite 5018, Carson City, Nevada, 89706, U.S.A.

(herein called the “Issuer”)
OF THE SECOND PART

WHEREAS:

A.     The Issuer has optioned the CX Project from the Holder.

B.      In contemplation of the Issuer requiring time to complete a financing in order to make the initial payment under the CX Property Option Agreement, the Holder has agreed to accept a USD $20,000.00, 90-day, non-interest bearing promissory note (the “Note’) from the Issuer on the terms and conditions detailed herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1.      THE NOTE

1.1
The Holder hereby agrees to accept a USD $20,000.00 Note from the Issuer and, by execution of this Non-Interest Bearing Note Payable Agreement, the Holder acknowledges receipt of the Note from the Issuer.

1.2	The Note will be non-interest bearing.

1.3	The Note or such amount as is then due and payable is due 90 days from the date of this agreement, herein referred to as the “Due Date”.

2.     GENERAL

2.1	The laws of the state of Nevada and the federal laws of the United States shall cover this Agreement herein.

2.2	Time shall be of the essence of this Agreement.

2.3	The parties hereto shall execute all such further documents and instruments and do all such acts and things as shall be necessary to give full effect to the intent and meaning of this Agreement.

2.4	This Agreement may not be modified or amended except by an instrument in writing signed by both parties hereto.

2.5	This Agreement shall endure to the benefit of and be binding upon the parties hereto, their heirs, successors and assigns.

2.6	This Agreement may be executed in several counterparts each of which shall be deemed to be an original and all of which shall together constitute one and the same instruments.

2.7
Delivery of an executed copy of this Agreement by facsimile transmission shall be deemed to be execution and delivery of this Agreement on the date of such transmission by the party so delivering such copy.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

MinQuest Inc.:

_/s/_ Richard Kern __________________________
Richard Kern

Fenario, Inc.:

_/s/_ Gurpartap Singh Basrai __________________________
Gurpartap Singh Basrai
President